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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K




                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)    December 20, 1999
                                                 -------------------------------
                                      UICI
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
                  Delaware                             0-14320                       75-2044750
---------------------------------------------   -----------------------          -------------------
(State or other jurisdiction of incorporation   (Commission File Number)           (IRS Employer
              or organization)                                                   Identification No.)
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
4001 McEwen Drive, Suite 200, Dallas, Texas                                             75244
-------------------------------------------                                          ------------
(Address of principal executive offices)                                              (Zip Code)
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Registrant's telephone number, including area code: (972) 392-6700
                                                    --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS

         On December 20, 1999, UICI, Gregory T. Mutz (the Company's President and Chief Executive Officer) and certain other officers have been named as defendants in a series of purported class action lawsuits alleging violations of federal securities laws arising in connection with recently-announced losses at its credit card unit. The suits allege, among other things, that the defendants failed to properly disclose all material information associated with its credit card operations. UICI believes that the allegations in the suits are wholly without merit and intends to defend the suits vigorously.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

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Exhibit                                                                                  Page
Number                      Description of Exhibit                                      Number
-------                     ----------------------                                      ------
99.1              Press release announcing that the Company and certain of its officers have been named as defendants in a series of
                  purported class action lawsuits alleging violations of federal securities laws arising in connection with recently-announced losses at its credit card unit.
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                                       2


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        UICI
                                                   --------------
                                                    (Registrant)

Date   December 23, 1999                       By  /s/ Glenn W. Reed
     -----------------------                      ------------------------------
                                                   Glenn W. Reed
                                                   Executive Vice President and
                                                   General Counsel



Date   December 23, 1999                       By  /s/ William P. Benac
     -----------------------                      ------------------------------
                                                   William P. Benac
                                                   Executive Vice President and
                                                   Chief Financial Officer


                                       3


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
99.1              Press release announcing that the Company and certain of its officers have been named as defendants in a series of purported class action lawsuits alleging violations of federal securities laws arising in connection with recently-announced losses at its credit card unit.
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